SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)


       Marshall Islands                   000-51366              98-0453513
(State or other jurisdiction of    (Commission File Number)    (IRS employer
 incorporation or organization)                              identification no.)

       477 Madison Avenue                                      10022
           Suite 1405                                        (Zip Code)
       New York, New York

(Address of principal executive
           offices)


(Registrant's telephone number, including area code): (212) 785-2500

Item 5.02. Departure of Directors or Principal Officers; Election of
           Directors; Appointment of Principal Officers


Effective December 14, 2005, Mr. Philip E. Berney voluntarily resigned from the Board of Directors of Eagle Bulk Shipping Inc. (the "Company") and as Chairman of the Company's Audit Committee. On December 14, 2005 the Company appointed Mr. Joseph Cianciolo and Mr. Michael Mitchell to its Board of Directors. The Board of Directors has determined that both Mr. Cianciolo and Mr. Mitchell are "independent directors" as such term is defined in the Nasdaq marketplace rules. Mr. Cianciolo has also been appointed to serve as the Chairman of the Company's Audit Committee.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


December 19, 2005
                            EAGLE BULK SHIPPING INC.


                            By:  /s/ Sophocles N. Zoullas
                                 ---------------------------------------
                                     Sophocles N. Zoullas
                                     Chief Executive Officer and President


25083.0001 #627938